Exhibit 10.1

FOURTH AMENDMENT

to Loan and security agreement

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 29th day of April, 2020, among (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as Administrative Agent (“Agent”), (b) SVB, and each other lender and other financial institutions party to the Loan Agreement (as defined below) from time to time (each, a “Lender” and collectively, the “Lenders”), and (c) (i) ATRICURE, INC., a Delaware corporation with its chief executive office located at 7555 Innovation Way, Mason, Ohio 45040 (“AtriCure”), (ii) ATRICURE, LLC, a Delaware limited liability company (“AtriCure LLC”), (iii) ENDOSCOPIC TECHNOLOGIES, LLC, a Delaware limited liability company (“Endoscopic”), (iv) nCONTACT SURGICAL, LLC, a Delaware limited liability company (“nContact”) and (v) SentreHEART LLC, a Delaware limited liability company (“SentreHeart”, and together with AtriCure, AtriCure LLC, Endoscopic and nContact, individually and collectively, jointly and severally, the “Borrower”).

Recitals

A.Agent, the Lenders and the Borrower have entered into that certain Loan and Security Agreement dated as of February 23, 2018, as amended by that certain First Amendment to Loan and Security Agreement dated December 28, 2018, as further amended by that certain Consent and Second Amendment to Loan and Security Agreement dated August 12, 2019 and as further amended by that certain Joinder and Third Amendment to Loan and Security Agreement, dated as of September 27, 2019 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Agent and Lenders amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.Agent and Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2. Amendments to Loan Agreement.

Section 2.4 (Fees).  Subsection (b) of Section 2.4 is amended in its entirety and replaced with the following:

“(b)Revolving Line Early Termination Fee.  Upon termination of the Revolving Line for any reason prior to the Revolving Line Maturity Date, in addition to the payment of any other amounts then-owing, Borrower shall pay to Agent for the ratable benefit of the Lenders holding a Revolving Line Commitment, a termination fee (the “Termination Fee”) in an amount equal to (i) if such termination occurs on or prior to the first anniversary of the Fourth Amendment Effective Date,  five percent (5.00%) of the Revolving Line; (ii) if such termination occurs after the first anniversary of the Fourth Amendment Effective Date but on or before the second anniversary of the Fourth Amendment Effective Date,  four percent (4.00%) of the Revolving Line; and (iii) if such termination occurs after the second anniversary of the Fourth Amendment Effective Date but prior to the Revolving Line Maturity Date, three percent (3.00%) of the Revolving Line; provided that no Termination Fee shall be charged if the credit facility hereunder is replaced with a new facility from SVB or any Affiliate of SVB;”

Section 6.9 (Financial Covenant).  Section 6.9 is amended in its entirety and replaced with the following:

“6.9Financial Covenant.

Maintain at all times, to be tested as of the last day of each month, unless otherwise noted, with respect to Borrower:

(a)Liquidity Ratio.  From and after the Second Amendment Effective Date, a minimum Liquidity Ratio equal to or greater than 1.35:1.00;  provided,  that from the Fourth Amendment Effective Date through and including September 30, 2020, maintain a minimum Liquidity Ratio equal to or greater than 1.10:1.00.”

Section 14  (Definitions).  The following term and its definition set forth in Section 14.1 is deleted in its entirety and replaced with the following:

“Term Loan Prepayment Premium”  is an additional fee payable to Agent, for the ratable benefit of the Lenders with a Term Loan Commitment, in an amount equal to:

(a)         for a prepayment of a Term Loan Advance made on or prior to the first anniversary of the Fourth Amendment Effective Date,  six percent (6.00%) of the original principal amount of such Term Loan Advance;

(b)          for a prepayment of a Term Loan Advance made after the first anniversary of the Fourth Amendment Effective Date but on or prior to the second anniversary of the Fourth Amendment Effective Date, four percent (4.00%) of the original principal amount of such Term Loan Advance; and

(c)for a prepayment of a Term Loan Advance made after the second anniversary of the Fourth Amendment Effective Date but prior to the Term Loan Maturity Date,  three percent (3.00%) of the original principal amount of such Term Loan Advance;

provided that no Term Loan Prepayment Premium shall be charged if the credit facility hereunder is replaced with a new facility from SVB or any Affiliate of SVB.

Section 14  (Definitions).  The following new defined term is hereby inserted alphabetically in Section 14.1:

“Fourth Amendment Effective Date” is April 29, 2020.

Exhibit B (Compliance Certificate).  The Compliance Certificate attached to the Loan Agreement as Exhibit B is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit B attached hereto.

3. Limitation of Amendments.

The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Agent and Lenders may now have or may have in the future under or in connection with any Loan Document.

This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Agent and each Lender to enter into this Amendment, Borrower hereby represents and warrants to Agent and each Lender as follows:

Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

Borrower has the power and authority to execute and deliver this Amendment and to perform their respective obligations under the Loan Agreement, as amended by this Amendment;

The organizational documents of Borrower previously delivered to Agent either (i) remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; or (ii) have been amended and have been delivered to Agent in connection with this Amendment;

The execution and delivery by Borrower of this Amendment and the performance by Borrower of their respective obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

The execution and delivery by Borrower of this Amendment and the performance by Borrower of their respective obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

The execution and delivery by Borrower of this Amendment and the performance by Borrower of their respective obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Ratification of Intellectual Property Security Agreements.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreements dated as of February 23, 2018 and September 27, 2019,  as supplemented through and including the Fourth Amendment Effective Date, in each case between Borrower and Agent, and acknowledges, confirms and agrees that said Intellectual Property Security Agreements, as supplemented through and including the Fourth Amendment Effective Date (a) contain an accurate and complete listing of all Intellectual Property Collateral (as defined therein) and (b) shall remain in full force and effect.

6. Perfection Certificate.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained (i) in a certain Perfection Certificate dated on February 23, 2018, as amended as set forth on Schedule 2 attached that certain First Amendment to Loan and Security Agreement dated December 28, 2018 (as amended, the “Original Perfection Certificate”); and (ii) in a certain Perfection Certificate dated as of September 27, 2019, executed by SentreHeart (the “SentreHeart Perfection Certificate”, and together with the Original Perfection Certificate, the “Perfection Certificate”), and Borrower in each case acknowledges, confirms and agrees the disclosures and information Borrower provided to Agent in the Perfection Certificate, have not changed, and remain true, complete and correct as of the date hereof.  Borrower hereby agrees that all references to the “Perfection Certificate” in any Loan Document shall be deemed to refer collectively to the Perfection Certificate (as defined in the preceding sentence).

7. Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

8. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9. Electronic Execution of Documents.  The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

10. Conditions to Effectiveness.  Borrower hereby agrees that the following documents shall be delivered to the Agent prior to or concurrently with the execution of this Amendment, each in form and substance reasonably satisfactory to the Agent:

Evidence satisfactory to Bank that the insurance policies and endorsements required by Section 6.7 of the Loan Agreement are in full force and effect with respect to New Borrower;

Borrower’s payment of Agent’s legal fees and expenses incurred in connection with this Amendment; and

such other documents as Agent may reasonably request.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

ATRICURE, INC. By: Name: Title:	ATRICURE, LLC By: Name: Title:
ENDOSCOPIC TECHNOLOGIES, LLC By: Name: Title: SentreHEART LLC By: Name: Title:	nCONTACT SURGICAL, LLC By: Name: Title:
AGENT: SILICON VALLEY BANK By__________________________________ Name:_______________________________ Title:________________________________	LENDER: SILICON VALLEY BANK By__________________________________ Name:_______________________________ Title:________________________________

ACKNOWLEDGMENT OF AMENDMENT
AND REAFFIRMATION OF GUARANTY

Section 1.Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Fourth Amendment to Loan and Security Agreement dated as of even date herewith (“the “Amendment”).

Section 2.Guarantor hereby consents to the Amendment and agrees that the Guaranty Agreement, dated as of April 9, 2018 (the “Guaranty”) and the Security Agreement delivered by Guarantor to Agent, dated as of April 9, 2018 (the “Security Agreement”), in each case relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instruction delivered in connection herewith.

Section 3.Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty and the Security Agreement are true, accurate and complete as if made the date hereof.

Dated as of April 29, 2020

GUARANTOR

ATRICURE EUROPE, B.V.

By:
Name:
Title: Managing Director

By:
Name:
Title: Managing Director

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EXHIBIT B

COMPLIANCE CERTIFICATE

TO:SILICON VALLEY BANKDate:

FROM:ATRICURE, INC., ATRICURE, LLC, ENDOSCOPIC TECHNOLOGIES, LLC, nCONTACT SURGICAL, LLC, and SENTREHEART LLC

The undersigned authorized officer of AtriCure, Inc. (“Borrower”) certifies for itself and each other Borrower that under the terms and conditions of the Loan and Security Agreement between Borrower, SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as Administrative Agent (“Agent”), and each Lender from time to time party thereto (as amended, the “Agreement”):

(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided,  however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided,  further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent.

Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

2

Borrowing Base Report (and any other schedules and reports related thereto as Agent may reasonably request, including, without limitation, a detailed accounts receivable ledger report)	With each request for an Advance and monthly within 30 days of month end	Yes No
Monthly payable & receivable items, check registers, general ledger, & reconciliations	Monthly within 30 days of month end	Yes No
Borrower financial statements	Quarterly within 45 days after quarter end	Yes No
Compliance Certificates	Monthly within 30 days of month end	Yes No
Annual financial statement (CPA Audited)	Within 120 days after FYE	Yes No
Annual budgets and projections	Within 30 days after FYE and as amended/updated	Yes No

Financial Covenants	Required	Actual	Complies

Maintain as indicated
Liquidity Ratio (certified monthly)	1.35:1.00 (unless otherwise noted)	:1.00	Yes/No/NA

Borrower is party to, or bound by, the following material Restricted Licenses that were not previously noted in the Perfection Certificate or a prior Compliance Certificate:

.

Borrower intends to register the following copyrights or mask works with the United States Copyright Office that were not previously noted in a prior Compliance Certificate:

.

Borrower has (i) obtained the following Patents, registered Trademarks, registered Copyrights, registered mask work, or any pending application for any of the foregoing, whether as owner, licensee or otherwise, and (ii) applied for the following Patents and the registration of the following Trademarks; in each case, that were not previously noted in the Perfection Certificate or a prior Compliance Certificate (to be reported on as part of the Compliance Certificate due following the last month of each fiscal quarter):

.

3

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

ATRICURE, INC. ATRICURE, LLC ENDOSCOPIC TECHNOLOGIES, LLC nCONTACT SURGICAL, LLC SENTREHEART LLC By: Name: Title:

BANK USE ONLY

Received by: _____________________

authorized signer

Date: _________________________

Verified: ________________________

authorized signer

Date: _________________________

Compliance Status:Yes     No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:____________________

I.Liquidity Ratio (Section 6.9(a))

Required:  From and after the Second Amendment Effective Date, a minimum Liquidity Ratio equal to or greater than 1.35:1.00;  provided,  that for the period commencing on the Fourth Amendment Effective Date through and including September 30, 2020, a minimum Liquidity Ratio equal to or greater than 1.10:1.00.

Actual:

A.

Borrowers unrestricted cash and Cash Equivalents maintained with SVB and SVB’s Affiliates (for purposes of clarity, the parties acknowledge that Borrower’s cash or Cash Equivalents shall not be considered to be restricted by reason of the fact that they are subject to a Lien in favor of the Agent or any Lender)

$
B.	Net Accounts Receivable	$
C.	The sum of lines A and B	$
D.

All outstanding Obligations (including, for the avoidance of doubt, the full amount of the drawn portion of the Revolving Line plus the aggregate Dollar Equivalent of the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit)), of Borrower owed to Agent and Lenders

$
E.	LIQUIDITY RATIO (line C divided by line D)	:1.00

Is line E equal to or greater than [1.10:1.00] [1.35:1.00]?

No, not in compliance Yes, in compliance

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